SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                         -------------------------------

                         Date of Report: April 19, 2001


                             THE QUAKER OATS COMPANY
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             (Exact name of registrant as specified in its charter)

New Jersey                                      1-12           36-1655315
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification
                                                                Number)


Quaker Tower P.O. Box 049001 Chicago, Illinois                60604-9001
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:          (312) 222-7111
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Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c)   Exhibits

      (99.1)      The Quaker Oats Company Press Release, dated April 19, 2001.

      (99.2) Prepared comments for The Quaker Oats Company's telephone conference call broadcast on April 19, 2001.

Item 9.     Regulation FD Disclosure.
            ------------------------


      On April 19, 2001, The Quaker Oats Company (the "Company") issued a press release announcing its earnings for the first quarter ended March 31, 2000. In addition, a telephone conference call regarding the Company's first quarter earnings was broadcast on April 19, 2001. The press release is attached to this report as exhibit 99.1, and the prepared comments for the Company's telephone conference call are attached to this report as exhibit 99.2, and each are incorporated by reference to this report.


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       THE QUAKER OATS COMPANY



                                       By:   /s/ William G. Barker
                                           -----------------------------------
                                          Name:    William G. Barker
                                          Title:   Vice President and
                                                   Corporate Controller

Date:    April 19, 2001

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                                  EXHIBIT INDEX

Exhibit No.               Description

99.1                       The Quaker Oats Company Press  Release,  dated April
                           19, 2001.


99.2 Prepared comments for The Quaker Oats Company's telephone conference call broadcast on April 19, 2001.